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                                                                    Exhibit 99.2

                                  CERTIFICATION
                                  -------------

Pursuant to 18 U.S.C. Section 1350, the undersigned officers of Sylvan Inc. (the "Company"), hereby certify that the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:    August 12, 2002             By:  /s/  DENNIS C. ZENSEN
        ---------------------            -------------------------------------
                                                Dennis C. Zensen
                                                Chairman, President and Chief
                                                Executive Officer



Dated:    August 12, 2002             By:  /s/  DONALD A. SMITH
        ---------------------            -------------------------------------
                                                Donald A. Smith
                                                Chief Financial Officer